                                                                   Exhibit 10.24

===============================================================================

                               PURCHASE AGREEMENT

                                 BY AND BETWEEN

                               BUYLINE.NET, INC.

                                      and

                                  E2ENET, INC.




                                  DATED AS OF



                                AUGUST 10, 1999



===============================================================================

===============================================================================

                                    CONTENTS

===============================================================================

                                                            Page
                                                            ----
Section 1.  Authorization and Initial Closing.............    1
            ---------------------------------
   1A. Authorization of the Stock.........................    1
       --------------------------
   1B. Purchase and Sale of the Stock.....................    1
       ------------------------------
   1C. Loans..............................................    2
       -----
   1D. Closings...........................................    2
       --------
Section 2.  Deliveries....................................    2
            ----------
   2A. Deliveries at Initial Closing......................    3
       -----------------------------
   2B. Deliveries at Stock Closing........................    3
       ---------------------------
   3A. Public Disclosures.................................    4
       ------------------
Section 4.  Representations and Warranties of the Company.    4
            ---------------------------------------------
   4A. Organization and Corporate Power...................    4
       --------------------------------
   4B. Capital Stock and Related Matters..................    5
       ---------------------------------
   4C. Registration Rights................................    5
       -------------------
   4D. Authorization; No Breach...........................    6
       ------------------------
   4E. Subsidiaries; Investments..........................    6
       -------------------------
   4F. Tax Matters........................................    6
       ------------
   4G. Section 83(b) Elections............................    7
       -----------------------
   4H. Year 2000 Compliance...............................    7
       --------------------
   4I. Litigation, etc....................................    7
       ----------------
   4J. Brokerage..........................................    8
       ---------
   4K. Governmental Consent, etc..........................    8
       --------------------------
   4L. Financial Information..............................    8
       ---------------------
   4M. Title to Property and Assets; Contracts and Leases.    8
       --------------------------------------------------
   4N. Related-Party Transactions and Certain Actions.....    9
       ----------------------------------------------
   4O. Employees; Employee Compensation...................    9
       --------------------------------
   4P. Patents and Trademarks.............................   10
       ----------------------
   4Q. Proprietary Information and Inventions Agreements..   11
       -------------------------------------------------
   4R. ERISA..............................................   11
       -----
   4S. Compliance with Laws and Insurance.................   11
       ----------------------------------
   4T. Minute Books.......................................   11
       ------------
   4U. Business Plan......................................   11
       -------------
   4V. Disclosure.........................................   12
       ----------
   4W. Real Property Holding Company......................   12
       -----------------------------
Section 5.  Definitions...................................   12
            -----------
Section 6. Miscellaneous..................................   14
           -------------
   6A. Remedies...........................................   15
       --------
   6B. Purchaser's Investment Representations.............   15
       --------------------------------------
   6C. Consent to Amendments..............................   16
       ---------------------
   6E. Survival of Representations and Warranties.........   16
       ------------------------------------------
   6F. Indemnification....................................   16
       ---------------

   6G. Successors and Assigns.............................   17
       ----------------------
   6H. Generally Accepted Accounting Principles...........   18
       ----------------------------------------
   6I. Severability.......................................   18
       ------------
   6J. Counterparts.......................................   18
       ------------
   6K. Descriptive Headings; Interpretation...............   18
       ------------------------------------
   6L. Governing Law......................................   18
       -------------
   6M. Notices............................................   19
       -------
   6N. Rights.............................................   21
       ------
   6O. Amendments.........................................   21
       ----------
Schedule 1    N   Purchase Schedule
Schedule 2    N   Schedule of Exceptions
Exhibit A     --  Certificate of Incorporation
Exhibit B     --  Bylaws
Exhibit C     N   Note
Exhibit D     --  Registration Agreement
Exhibit E     --  Stockholders Agreement
Exhibit F     --  Form of Legal Opinion (Initial Closing)
Exhibit G     N   Co-License Agreement
Exhibit H     N   Patent License Assignment
Exhibit I     N   Form of Legal Opinion (Stock Closing)
Exhibit J     N   Ownership Interests

===============================================================================

                               PURCHASE AGREEMENT

===============================================================================

          THIS PURCHASE AGREEMENT (this "Agreement") is made as of August 10, 1999, by and among BUYLINE.NET, INC., a Delaware corporation (the "Company") and E2ENET, INC., a Delaware corporation (together with its successors and permitted assigns, the "Purchaser"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 5 hereof.
                                 ---------

          In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

          Section 1.  Authorization and Initial Closing.
                      ---------------------------------

          1A.  Authorization of the Stock. The Company has authorized the
               --------------------------
issuance and sale to the Purchaser of up to 60,000,000 shares of its Common Stock, par value $.00001 per share (the "Common Stock"). The Amended and Restated Certificate of Incorporation of the Company (the "Certificate of Incorporation") is attached hereto as Exhibit A and the by-laws of the Company
                                      ---------
(the "Bylaws") are attached hereto as Exhibit B.
                                      ---------

          1B.  Purchase and Sale of the Stock.
               ------------------------------

               (i) Subject to the terms and conditions of this Agreement, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, upon the consummation of Purchaser's Initial Public Offering, 60,000,000 shares of Common Stock at a price of $.20 per share (the "Initial Investment"), such shares to represent 80% of the Company's Common Stock on a fully diluted basis as of the date of the Initial Investment; provided, however, that the Purchaser shall have no
                         --------  -------
     right or obligation to make the Initial Investment after November 30, 1999 if the Purchaser's Initial Public Offering shall not have been consummated on or prior to November 30, 1999; provided, further, however, that the
                                       --------  -------  -------
     Purchaser may, in its sole discretion, make the Initial Investment prior to November 30, 1999 notwithstanding that the Purchaser's Initial Public Offering shall have been consummated.

               (ii) At any time prior to November 30, 1999 and so long as the Purchaser shall not have already purchased shares of the Company pursuant

     Section 1B(i) above, the Purchaser shall have the right, at Purchaser's
     -------------
     election, to acquire 15,000,000 shares of Common Stock at a price of $.20 per share, such shares representing 51% of the Company's Common Stock on a fully diluted basis on the date of such purchase (and such purchase of shares shall be deemed the "Initial Investment" and not the purchase referred to in Section 1B(i) above). If the Purchaser completes the
                    -------------
     Initial Investment in accordance with this Section 1B(ii), then at any
                                                --------------
     time, and from time to time at Purchaser's election until December 31, 2000, the Purchaser shall have the right to purchase from the Company, in whole or in part, and the Company shall sell to the Purchaser upon receipt of notice of Purchaser's exercise of such right, up to 45,000,000 shares of Common Stock at a price of $.20 per share (the "Additional Shares" and , together with the Initial Investment, the "Purchaser Shares").

          1C.  Loans. Prior to the Initial Investment, subject to the terms and
               -----
conditions of this Agreement, the Purchaser shall make one or more loans (each a "Loan" and, together, the "Loans" to the Company of up to $950,000 in the aggregate (including the First Loan (as defined below) which was made prior to the execution of this Agreement). The Loans shall be made in installments as follows: (i) $50,000, which was made on July 21, 1999 (the "First Loan"); (ii) $200,000 to be made on the Initial Closing Date (as defined below); (iii) not less than $100,000 to be made on September 1, 1999, as needed (as mutually agreed by the Company and the Purchaser); (iv) not less than $100,000 to be made on October 1, 1999, as needed (as mutually agreed by the Company and the Purchaser); and (v) not less than $100,000 to be made on November 1, 1999, as needed (as mutually agreed by the Company and the Purchaser). Each of September 1, October 1, and November 1 of 1999 shall be a "Subsequent Loan Closing Date". Each Loan shall be evidenced by a note (each a "Note") in the form attached as Exhibit C hereto.
---------

          1D.  Closings.
               --------

               (i) Simultaneously with the execution of this Agreement (the "Initial Closing Date") the second installment of the Loans shall be made and each of the parties shall deliver the documents and certificates set forth in Section 2A hereto (the "Initial Closing"). At the Initial
              ----------
     Closing, the Company shall deliver to the Purchaser a duly executed Note in the amount of $200,000, upon delivery of such amount by the Purchaser by wire transfer of immediately available funds to such account as is designated by the Company. The Initial Closing shall take place at the offices of Hogan & Hartson L.L.P., 555 Thirteenth Street, N.W., Washington, D.C. 20004-1109.

               (ii) On each Subsequent Loan Closing Date and subject to the conditions set forth on Schedule 1 attached hereto, the Company shall
                             -------------------
     deliver to the Purchaser a duly executed Note in the amount of the Loan to be made on such Subsequent Loan Closing Date, upon delivery of such amount by the Purchaser by wire transfer of immediately available funds to such account as is designated by the Company.

               (iii) The date of the consummation of the Initial Investment (the "Stock Closing") shall be the "Initial Investment Closing Date." On the Initial Investment Closing Date, the Company shall deliver to the Purchaser the certificates and other documents set forth in Section 2B
                                                                 ----------
     below and all of the outstanding Notes shall be repaid in full.

          Section 2.  Deliveries.
                      ----------

          2A.  Deliveries at Initial Closing.
               -----------------------------

          Simultaneously with the execution of this Agreement, the Company is delivering to the Purchaser the following:

               (i) Registration Agreement.  A duly executed registration rights
                   ----------------------
     agreement in form and substance set forth in Exhibit D attached hereto (the
                                                  ---------
     "Registration Agreement").

               (ii) Stockholders Agreement.  A stockholders agreement in form
                    ----------------------
     and substance set forth in Exhibit E attached hereto (the "Stockholders
                                ---------
     Agreement") duly executed by the Company and the Silverman Trust.

               (iii)  Legal Opinion.  A legal opinion from O'Neil, Bragg &
                      -------------
     Staffin, P.C. in the form of Exhibit F attached hereto (the "Legal
                                  ---------
     Opinion").

               (iv) Note.  A duly executed Note evidencing the initial Loan.
                    ----

               (v) Officer's Certificate.  An Officer's Certificate, dated the
                   ---------------------
     date of the Initial Closing, stating that the representations and warranties contained in Section 4 hereof shall be true and correct in all
                             ---------
     material respects at and as of the Initial Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.

               (vi) Board Resolutions.  Certified copies of the resolutions duly
                    -----------------
     adopted by the Company's board of directors (its "Board") authorizing the execution, delivery, and performance of this Agreement, the Registration Agreement, the Stockholders Agreement and each of the other agreements contemplated hereby, the filing of the Certificate of Incorporation referred to in Section 1A, the issuance and sale of the Common Stock, the
                    ----------
     incurrence of the Loans and the consummation of all other transactions contemplated by this Agreement.

               (vii)  Certificate of Incorporation and Bylaws.  Certified copies
                      ---------------------------------------
     of (1) the Certificate of Incorporation; and (2) the Company's Bylaws, each as in effect at the Initial Closing.

               (viii)  Co-License.  A duly executed co-license agreement dated
                       ----------
     July 1, 1999 (the "Co-License") among the Company, LightMedia Interactive Corporation and EC Cubed in the form of Exhibit G attached hereto.
                                             ---------

               (ix) Patent License and Assignment.  A duly executed patent
                    -----------------------------
     license and assignment dated July 23, 1999 (the "Patent License and Assignment") between Lawrence Silverman and the Company in the form of Exhibit H attached hereto.
     ---------

          2B.  Deliveries at Stock Closing.
               ---------------------------

          At the Stock Closing, the Company will deliver to the Purchaser the following:

               (i) Legal Opinion.  A legal opinion from O'Neil, Bragg & Staffin,
                   -------------
     P.C. in the form of Exhibit I attached hereto (the "Legal Opinion").
                         ---------

               (ii) Stock Certificates.  Stock certificates evidencing the
                    ------------------
     Common Stock purchased by the Purchaser at the Stock Closing, registered in the Purchaser's name.

               (iii)  Officer's Certificate.  An Officer's Certificate, dated
                      ---------------------
     the date of the Stock Closing, stating that the representations and warranties contained in Section 4 hereof shall be true and correct in all
                             ---------
     material respects at and as of the Stock Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein.


          3A.  Public Disclosures. The Company shall not, nor shall it permit
               ------------------
any of its Subsidiaries or other Affiliates to, disclose any Purchaser's (or its Affiliates') name or identity as an investor in the Company in any press release or other public announcement or in any document or material filed with any governmental entity, without the prior written consent of the Purchaser which consent shall not be unreasonably withheld or delayed, unless such disclosure is required by applicable law or governmental regulations or by order of a court of competent jurisdiction, in which case, before making such disclosure the Company shall give written notice to the Purchaser describing in reasonable detail the proposed content of such disclosure and shall permit the Purchaser to review and comment upon the form and substance of such disclosure.

          Section 4.  Representations and Warranties of the Company. As a
                      ---------------------------------------------
material inducement to the Purchaser to enter into this Agreement, to make the Loans and purchase the Purchaser Shares, the Company hereby represents and warrants to the Purchaser that as of the date of this Agreement and as of the date of the Initial Closing, each Subsequent Closing and the Stock Closing, except as set forth on the Schedule of Exceptions attached hereto as Schedule 2
                           ----------------------
and furnished to the Purchaser, specifically identifying the relevant subparagraph(s) hereof:

          4A.  Organization and Corporate Power. The Company is a corporation
               --------------------------------
duly organized, validly existing, and in good standing under the laws of the State of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify might reasonably be expected to have a material adverse effect on the financial condition, operating results, assets or operations of the Company and its Subsidiaries taken as a whole. The Company has all requisite corporate power and authority and, other than as set forth on
Schedule 2, all material licenses, permits, and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted, and to carry out the transactions contemplated by this Agreement. The copies of the Company's Certificate of Incorporation and Bylaws, and the copies of the certificate of incorporation and bylaws (or other similar organizational documents) of each Subsidiary of the Company, which have been furnished to the Purchaser, reflect all amendments made thereto at any time before the date hereof and are correct and complete.

          4B.  Capital Stock and Related Matters.
               ---------------------------------

               (i) The authorized capital stock of the Company consists of 150 million shares of capital stock, all of which are designated as Common Stock par value $.00001 per share. Immediately prior to the Initial Closing, the Company had 14,411,675 shares of Common Stock issued and outstanding. All of the outstanding shares of all classes of capital stock and all securities exercisable for or convertible into any ownership interest in the Company, and any arrangement pursuant to which any ownership interest in the Company may be obtained are owned of record by the parties and in the numbers specified in Exhibit J hereto.
                                                           ---------
     Except for (i) such issued and outstanding shares; (ii) the rights or securities specified in the preceding sentence (and Exhibit J); and (iii)
                                                         ---------
     8,000,000 shares of common stock reserved for issuance for employee options pursuant to the Company's Option Plan, of which no options are currently granted; the Company does not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor does it have outstanding any rights, arrangements or options to subscribe for, receive or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans other than pursuant to, and as contemplated by, this Agreement. No stock plan, stock purchase, stock option or other agreement or understanding between the Company and any holder of any equity securities of the Company or rights to purchase equity securities of the Company provides for acceleration or other changes in the vesting provisions or other terms of such securities, as the result of any merger, sale of stock or assets, change in control or other similar transaction by the Company. The Company is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options, or other rights to acquire its capital stock, except pursuant to this Agreement. All of the outstanding shares of the Company's capital stock are and shall be validly issued, fully paid, and nonassessable.

               (ii) There are no statutory or contractual stockholders preemptive rights or rights of refusal with respect to the issuance of any of the Stock hereunder, except as expressly provided herein, and as expressly provided in the Stockholders Agreement and the Registration Agreement. Based in part on the investment representations of the Purchaser in Section 6B hereof, the Company has not violated any applicable
                  ----------
     federal or state securities laws in connection with the offer, sale, or issuance of any of its capital stock, and the offer, sale, and issuance of the Stock hereunder do not and will not require registration under the Securities Act or any applicable state securities laws. Except for the Stockholders Agreement and the Registration Agreement, there are no agreements between the Company's stockholders with respect to the voting or transfer of the Company's capital stock or with respect to any other aspect of the management of the Company's affairs.

          4C.  Registration Rights. Except as provided in the Registration
               -------------------
Agreement, the Company is not presently under any obligation and has not granted any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may be subsequently issued.

          4D.  Authorization; No Breach. The execution, delivery, and
               ------------------------
performance of this Agreement, the Registration Agreement, the Stockholders Agreement and all other agreements contemplated hereby to which the Company is entering on the date hereof and the filing of the Certificate of Incorporation have been duly authorized by the Company. This Agreement, the Registration Agreement, the Stockholders Agreement, the Certificate of Incorporation, and all other agreements contemplated hereby to which the Company or any

Subsidiary is entering on the date hereof each constitutes a valid and binding obligation of such Person, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, the Registration Agreement, the Stockholders Agreement and all other agreements contemplated hereby which the Company is entering on the date hereof, the offering, sale, and issuance of the Stock hereunder, the amendment to the Certificate of Incorporation contemplated herein and the fulfillment of and compliance with the respective terms hereof and thereof by the Company do not and will not: (i) conflict with or result in a breach of the terms, conditions, or provisions of;
(ii) constitute a default under; (iii) result in the creation of any Lien, security interest, charge, or encumbrance upon the Company's capital stock or assets pursuant to; (iv) give any third party the right to modify, terminate, or accelerate any obligation under; (v) result in a violation of; or (vi) require any authorization, consent, approval, exemption, or other action by or notice to any court or administrative or governmental body pursuant to, the Certificate of Incorporation or Bylaws of the Company, or any law, statute, rule, or regulation to which the Company is subject, or any agreement, instrument, order, judgment, or decree to which the Company or any of its Affiliates, or employees is a party or by which it or any of the foregoing Persons is bound. The Company is not in violation or default in any respect of any provision of its Certificate of Incorporation, Bylaws, or in any respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or of any provision of any federal or state statute, rule or regulation applicable to the Company.

          4E.  Subsidiaries; Investments. The Company does not own or hold any
               -------------------------
shares of stock or any other security or interest in, and does not directly or indirectly control, any other Person or any rights to acquire any such security or interest, and the Company has never had any Subsidiary. The Company is not a participant in any joint venture, partnership or similar arrangement.

          4F.  Tax Matters. The Company has filed all tax returns (if any) which
               -----------
it is required to file under applicable laws and regulations; all such returns (if any) are complete and correct in all material respects; the Company has paid all taxes due and owing by it and has withheld and paid over all taxes which it is obligated to withhold from amounts paid or owing to any employee, stockholder, creditor or other third party (if any); the Company has not waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to a tax assessment or deficiency; the assessment of any additional taxes for periods for which returns have been filed is not expected; to the knowledge of the Company, no foreign, federal, state or local tax audits are pending or being conducted with respect to the Company, no information related to tax matters has been requested by any foreign, federal, state or local taxing authority and no notice indicating an intent to open an audit or other review has been received by the Company from any foreign, federal, state or local taxing authority; and there are no unresolved questions or claims concerning the Company's tax liability. The Company has not made an election under (S)341(f) of the IRC.

          4G.  Section 83(b) Elections. To the best of the Company's knowledge,
               -----------------------
all individuals who have purchased shares of the Company's Common Stock under agreements that provide for the vesting of such shares have timely filed elections under Section 83(b) of the IRC and any analogous provision of state tax laws.

          4H.  Year 2000 Compliance.
               --------------------

               (i) None of the computer software, computer firmware, computer hardware (whether general or special purpose) or other similar or related items of automated, computerized or software systems that are used or relied on by the Company in the conduct of its business will malfunction, will cease to function, will generate incorrect data or will produce incorrect results when processing, providing or receiving (A) date-related data from, into and between the 20th and 21st centuries or (B) date-related data in connection with any valid date in the 20th and 21st centuries, except, in each such case, as would not have a material adverse effect on the Company.

               (ii) None of the products and services sold, licensed, rendered or otherwise provided by the Company in the conduct of its business will malfunction, will cease to function, will generate incorrect data or will produce incorrect results when processing, providing or receiving (A) date-related data from, into and between the 20th and 21st centuries or (B) date-related data in connection with any valid date in the 20th and 21st centuries, except, in each such case, as would not have a material adverse effect on the Company.

               (iii) The Company has not made any other representations or warranties specifically relating to the ability of any product or service sold, licensed, rendered, or otherwise provided by the Company in the conduct of its business to operate without malfunction, to operate without ceasing to function, to generate correct data or to produce correct results when processing, providing or receiving (A) date-related data from, into and between the 20th and 21st centuries and (B) date-related data in connection with any valid date in the 20th and 21st centuries.

          4I.  Litigation, etc. There are no actions, suits, proceedings,
               ---------------
orders, investigations or claims pending or, to the best of the Company's knowledge, threatened against or affecting the Company (or to the best of the Company's knowledge, pending or threatened against or affecting any of the officers, directors or employees of the Company with respect to their business or proposed business activities) at law or in equity, or before or by any governmental department, commission, board, bureau, agency or instrumentality (including, without limitation, any actions, suits, proceedings or investigations with respect to the transactions contemplated by this Agreement) which could have a material adverse effect on the financial condition, operating results, assets or operations of the Company taken as a whole; the Company is not subject to any arbitration proceedings under collective bargaining agreements or otherwise or any governmental investigations or inquiries; and, there is no basis for any of the foregoing. The Company is not subject to any judgment, order or decree of any court or other governmental agency. The Company has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or claim of the nature described in the preceding sentence which may be material to its business.

          4J.  Brokerage. There are no claims for brokerage commissions,
               ---------
finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Company. The Company shall pay, and hold the Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

          4K.  Governmental Consent, etc. No permit, consent, approval or
               -------------------------
authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the other agreements contemplated hereby, or the consummation by the Company of any other transactions contemplated hereby or thereby, the offer, sale or issuance of the Common Stock by the Company, except:
(i) the filing of the Certificate of Incorporation with the Secretary of State of the State of Delaware; and (ii) such filings as have been made prior to the Initial Closing.

          4L.  Financial Information. As Company has no operating history, the
               ---------------------
Company possesses neither audited nor unaudited financial statements. In lieu of financial statements, the Company has delivered to the Purchaser the Business Plan dated May 27, 1999 (as hereinafter defined) and cash flow projections as of May 27, 1999 (collectively, the "Financial Information"). Except as disclosed in the Financial Information, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. As operations commence, the Company will maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles. Since its formation, there has not been any event or condition of any type that has materially and adversely affected the business, properties or financial condition of the Company.

          4M.  Title to Property and Assets; Contracts and Leases. Except (i) as
               --------------------------------------------------
reflected in the Financial Information; (ii) for Liens and current taxes not yet delinquent; (iii) for Liens imposed by law and incurred by the ordinary course of business for obligations not past due to carriers, warehousemen, laborers, materialmen and the like; (iv) for Liens in respect of pledges or deposits under workers' compensation laws or similar legislation; or (v) for minor defects in title, none of which, individually or in the aggregate, materially interferes with the use of such property, the Company has good and marketable title to its property and assets free and clear of all mortgages, Liens, claims and encumbrances. With respect to the property and assets it leases, the Company is in material compliance with such leases and holds a valid leasehold interest free of any Liens, claims, or encumbrances, subject to clauses (i) through (v)
                                                       -----------         ---
above. There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound that may involve (i) obligations (contingent or otherwise) of, or payments to the Company, in excess of $25,000, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company, (iii) provisions restricting or affecting the development, manufacture or distributions of the Company's products or services or (iv) indemnification by the Company with respect to infringements of proprietary rights. The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Certificate of Incorporation or Bylaws that materially and adversely affects its business as now conducted or as proposed to be conducted in the Business Plan, its properties or its financial condition.

          4N.  Related-Party Transactions and Certain Actions. No employee,
               ----------------------------------------------
officer, consultant, stockholder or director of the Company or member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or guarantee credit) to any of them, other than (i) for payment of salary for services rendered; (ii) reimbursement for reasonable expenses incurred on behalf of the Company; and (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under the Option Plan). Other than as set forth on
Schedule 2, to the
knowledge of the Company, none of such persons has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees, stockholders, officers, or directors of the Company may own stock in publicly traded companies that may compete with the Company. Other than as set forth on Schedule 2, no officer, director, consultant or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such person's related ownership of capital stock or other securities of the Company and employment agreements entered into in the ordinary course). The Company has not (A) declared or paid any dividends or authorized or made any distributions upon or with respect to any class or series of its capital stock, (B) incurred any indebtedness for money borrowed or any other liabilities individually or in excess of $10,000, (C) made any loans or advances to any person, other than ordinary advances for travel expenses, or (D) sold, exchanged or otherwise disposed of any of its assets or rights having a value in excess of $10,000, other than the sale of its inventory in the ordinary course of business.

          4O.  Employees; Employee Compensation. To the Company's knowledge,
               --------------------------------
there are no strike, labor dispute or union organization activities pending or threatened between it and its employees. None of the Company's employees belongs to any union or collective bargaining unit. The Company has materially complied with all applicable state and federal equal opportunity and other laws related to employment. To the Company's knowledge, no employee or consultant of the Company is or will be in material violation of any judgment, decree, or order or any term of any employment contract, patent disclosure agreement, or other contract or agreement relating to the relationship of any such employee or consultant with the Company, or any other party because of the nature of the business conducted or presently proposed to be conducted by the Company or to the use by the employee or consultant of his or her efforts with respect to the Company. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Other than as set forth on Schedule 2 and except pursuant to existing employment agreements, subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company. The consulting relationship of each consultant to the Company is terminable at the will of the Company without material liability or obligation to the Company.

          4P.  Patents and Trademarks. The Company owns or possesses, or will
               ----------------------
acquire prior to use, sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes necessary for its business as now conducted (including without limitation its corporate names) and as proposed to be conducted to the knowledge of the Company without any conflict with, or infringement of the rights of, others. The Company has no patents or pending patent applications. Except for agreements with its own employees or consultants, substantially in the form referenced in Section 4Q below, and
                                                     ----------
standard end-user license agreements, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses, or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes of any other person or entity. To the knowledge of the Company, the Company has not violated or, by conducting its business as proposed, would not violate, any of the patents, trademarks, service marks, trade names, copyrights, trade secrets or any other proprietary rights or processes of any person or entity. To the knowledge of the Company, none of its employees is obligated under any contract (including licenses, covenants, or commitments of any nature) or any other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. To the Company's knowledge, neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as currently conducted, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated. To the knowledge of the Company, it is not, nor will it be, necessary for the Company to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company.

          4Q.  Proprietary Information and Inventions Agreements. Other than as
               -------------------------------------------------
set forth on Schedule 2, each current employee, officer and consultant of the Company has executed a nondisclosure agreement substantially in the form or forms which has been delivered to the Purchaser.

          4R.  ERISA. The Company does not maintain or have any obligation to
               -----
contribute to or any other liability with respect to or under (including but not limited to current or potential withdrawal, liability), nor has it ever maintained or had any obligation to contribute to or any other liability with respect to or under: (i) any plan or arrangement whether or not terminated, which provides medical, health, life insurance or other welfare types benefits for current or future retired or terminated employees (except for limited continued medical benefit coverage required to be provided under Section 4980B of the IRC or as required under applicable state law); (ii) any "multiemployer plan" (as defined in Section 3(37) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"); (iii) any employee plan which is a tax-qualified "defined benefit plan" (as defined in Section 3(35) of ERISA), whether or not terminated; (iv) any employee plan which is tax-qualified "defined contribution plan" (as defined in Section 3(34) of ERISA), whether or not terminated; or (v) any other plan or arrangement providing benefits to current or former employees, including any bonus plan, plan for deferred compensation, employee health or other welfare benefit plan or other arrangement, whether or not terminated. For purposes of this Section 5R, the term "Company" includes all
                                     ----------
organizations under common control with the Company pursuant to Section 414(b) or (c) of the IRC.

          4S.  Compliance with Laws and Insurance. The Company has not violated
               ----------------------------------
any law or any governmental regulation or requirement which violation would reasonably be expected to have a material adverse effect upon the financial condition, operating results, assets, or operations of the Company, and the Company has not received notice of any such violation. The Company is not subject to any clean up liability, and the Company has no reason to believe it may become subject to any clean up liability, under any federal, state or local environmental law, rule or regulation.

          4T.  Minute Books. The copy of the minute books of the Company
               ------------
provided to the Purchaser contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and accurately reflects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes in all material respects.

          4U.  Business Plan. The Company's business plan dated May 27, 1999
               -------------
delivered to the Purchaser by the Company (the "Business Plan") was prepared in good faith by the Company and does not, as of the date of this Agreement and to the best of the Company's knowledge after reasonable investigation, contain any untrue statement of a material fact nor does it omit to state a material fact necessary to make the statements therein not misleading, except that with respect to assumptions, projections and expressions of opinion or predictions contained in the Business Plan, the Company represents only that such assumptions, projections, expressions of opinion and projections were made in good faith and that the Company believes there is a reasonable basis therefor.

          4V.  Disclosure. Neither this Agreement nor any of the schedules,
               ----------
other agreements to be entered into by the Company with the Purchaser on the date hereof, or certificates or other items prepared or supplied to the Purchaser by or on behalf of the Company, as required pursuant to the provisions of this Agreement or as required pursuant to the provisions of the Stockholders Agreement or the Registration Agreement, contain any untrue statement of a material fact regarding the Company or omit a material fact regarding the Company necessary to make each statement contained herein or therein not misleading.

          4W.  Real Property Holding Company. The Company is not a real property
               -----------------------------
holding company within the meaning of Section 897 of the IRC.

          Section 5.  Definitions. For the purposes of this Agreement, the
                      -----------
following terms have the meanings set forth below:

          "Affiliate" of any particular person or entity means any other person or entity controlling, controlled by, or under common control with such particular person or entity.

          "Affiliated Group" means an affiliated group as defined in Section 1504 of the IRC (or any analogous combined, consolidated, or unitary group defined under state, local, or foreign income Tax law).

          "Common Stock" means the Company's common stock, par value $.00001 per share.

          "Indebtedness" means all indebtedness for borrowed money (including purchase money obligations), all indebtedness under revolving credit arrangements, all capitalized lease obligations, and all guarantees of any of the foregoing.

          "Investment" as applied to any Person means: (i) any direct or indirect purchase or other acquisition by such Person of any notes, obligations, instruments, stock, securities, or ownership interest (including partnership interests and joint venture interests) of any other Person, and; (ii) any capital contribution by such Person to any other Person.

          "IRC" means the Internal Revenue Code of 1986, as amended, and any reference to any particular IRC section shall be interpreted to include any revision of or successor to that section regardless of how numbered or classified.

          "Lien" means any mortgage, pledge, security interest, encumbrance, lien, or charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof), any sale of receivables with recourse against the Company, any of its Subsidiaries or any of its Affiliates, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar statute other than to reflect ownership by a third party of property leased to the Company or any of its Subsidiaries under a lease which is not in the nature of a conditional sale or title retention agreement, or any subordination arrangement in favor of another Person (other than any subordination arising in the ordinary course of business).

          "Officer's Certificate" means a certificate signed by the Company's President, Chief Operating Officer or its Chief Financial Officer (but without personal liability), stating that: (i) the officer signing such certificate has made or has caused to be made such investigations as are necessary in order to permit him to verify the accuracy of the information set forth in such certificate; and (ii) such certificate does not misstate any material fact and does not omit to state any fact necessary to make the certificate not misleading.

          "Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and a governmental entity or any department, agency, or political subdivision thereof.

          "Purchaser's Initial Public Offering" means the first firm commitment underwritten public offering of shares of common stock of the purchaser pursuant to an effective registration statement under the Securities Act in which the net proceeds to the Purchaser are at least $20 million.

          "Purchaser Stock" means the Common Stock purchased by the Purchaser hereunder.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

          "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

          "Silverman Trust" means the Silverman Trust dated November 21, 1991 F/B/O Katharine and Alexander Silverman, William D. Buxton, Jr., Trustee, and Nancy and Lawrence Silverman, as Co-Administrators.

          "Stock" means the Company's Common Stock.

          "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association, or other business entity of which: (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; or (ii) if a limited liability company, partnership, association, or other business entity, a majority of the member, partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association, or other business entity. References to a "Subsidiary" of the Company shall be given effect only at such times as the Company has one or more Subsidiaries.

          "Tax" or "Taxes" means any: (i) federal, state, local, or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, social security, unemployment, disability, payroll, license, employee or other withholding, or other tax, of any kind whatsoever, including any interest, penalties, or additions to tax or additional amounts in respect of the foregoing; (ii) liability of the Company for the payment of any amounts of the type described in clause (i) arising as a result of being (or ceasing to be) a
                  ----------
member of any Affiliated Group (or being included (or required to be included) in any Tax Return relating thereto); and (iii) liability of the Company for the payment of any amounts of the type described in clause (i) as a result of any
                                                ----------
express or implied obligation to indemnify or otherwise assume or succeed to the liability of any other person (including, but not limited to, as a successor or transferee).

          "Tax Returns" means returns, declarations, reports, claims for refund, information returns, or other documents (including any related or supporting schedules, statements, or information) filed or required to be filed in connection with the determination, assessment, or collection of Taxes of any party or the administration of any laws, regulations, or administrative requirements relating to any Taxes.

          Section 6.  Miscellaneous.
                      -------------

          6A.  Remedies. Each holder of Stock issued hereunder shall have all
               --------
rights and remedies set forth in this Agreement and the Certificate of Incorporation and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law.

          6B.  Purchaser's Investment Representations. The Purchaser hereby
               --------------------------------------
represents and warrants to the Company that the Purchaser is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein shall
                                  -------- ----
prevent the Purchaser and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of this Agreement, the Stockholders Agreement and the Registration Agreement. The Purchaser hereby represents and warrants to the Company that the execution, delivery, and performance of this Agreement, the Registration Agreement, the Stockholders Agreement and all other agreements contemplated hereby to which the Purchaser is entering on the date hereof have been duly authorized by the Purchaser. This Agreement, the Registration Agreement, the Stockholders Agreement, and all other agreements contemplated hereby that the Purchaser is entering on the date hereof each constitutes a valid and binding obligation of such Person, enforceable in accordance with its terms. The execution and delivery by the Purchaser of this Agreement, the Registration Agreement, the Stockholders Agreement and all other agreements contemplated hereby which the Purchaser is entering on the date hereof, the purchase of the Common Stock hereunder, and the fulfillment of and compliance with the respective terms hereof and thereof by the Purchaser do not and will not: (i) conflict with or result in a breach of the terms, conditions, or provisions of; (ii) constitute a default under; (iii) result in a violation of; or (iv) require any authorization, consent, approval, exemption, or other action by or notice to any court or administrative or governmental body pursuant to, the certificate of incorporation, certificate of formation, partnership agreement, bylaws or any similar constitutive document of the Purchaser, or any law, statute, rule, or regulation to which the Purchaser is subject, or any agreement, instrument, order, judgment, or decree to which the Purchaser or any of its Affiliates, or employees is a party or by which it or any of the foregoing Persons is bound. Each certificate for Restricted Securities shall be imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE (A) PURCHASE AGREEMENT, DATED AS OF AUGUST 10, 1999 BETWEEN THE ISSUER (THE "COMPANY") AND CERTAIN STOCKHOLDERS OF THE COMPANY, AND
          (B) THE STOCKHOLDERS AGREEMENT, DATED AS OF AUGUST 10, 1999, BETWEEN THE COMPANY, AND CERTAIN STOCKHOLDERS THEREOF, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF THE PURCHASE AGREEMENT AND THE STOCKHOLDERS AGREEMENT ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON REQUEST TO THE HOLDER OF RECORD OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE."

     If the holder of the Restricted Securities delivers to the Company an opinion of counsel in a form reasonably acceptable to the Company that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, however, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in this Section 6B.
                                                              ----------

          6C.  Consent to Amendments. Except as otherwise expressly provided
               ---------------------
herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Purchaser. No other course of dealing between the Company and the holder of any Stock or any delay in exercising any rights hereunder or under the Certificate of Incorporation shall operate as a waiver of any rights of any such holders.

          6E.  Survival of Representations and Warranties. All representations
               ------------------------------------------
and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement until the second anniversary of the date hereof, regardless of any investigation made by any Purchaser or on its behalf.

          6F.  Indemnification.
               ---------------

          (i)  Subject to Section 6F(i), the Company shall indemnify the
                          -------------
Purchaser against and agrees to hold the Purchaser harmless from any and all claims, damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding) (collectively, "Damages") actually incurred or suffered by the Purchaser on or after the Initial Closing arising out of any misrepresentation, inaccuracy or breach of any representation, warranty or covenant by the Company contained in this Agreement (or in any certificate document, list or schedule expressly required by the terms of this Agreement, the Stockholders Agreement or the Registration Agreement to be delivered to the Purchaser by the Company hereunder). The maximum aggregate liability of the Company under this Section 6F shall be the
                                                      ----------
aggregate amount of the purchase price paid by the Purchaser for the Common
Stock.

          (ii) If the Purchaser shall seek indemnification pursuant to this
Section 6F, the Purchaser shall give prompt notice to the Company of the
----------
assertion of any claim, or the commencement of any action, suit or proceeding by a third party, in each case in respect of which indemnity may be sought hereunder, but no failure to give such notice shall relieve the Company of any liability hereunder. The Company may, at its expense, participate in or assume the defense of any such action, suit or proceeding involving a third party with counsel reasonably acceptable to the Purchaser, and after notice from the Company of its election to assume the defense thereof, the Company shall not be liable to the Purchaser for any legal fees or other expenses subsequently incurred by the latter in connection with the defense thereof. The Purchaser will have the right to employ its counsel in any such action, but the fees and expenses of such counsel will be at the expense of such Purchaser unless (1) the employment of counsel by the Purchaser has been authorized in writing by the Company, (2) the Purchaser has reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Company (in which case the Company will not have the right to direct the defense of such action on behalf of the Purchaser) or (3) the Company has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees and expenses of only one counsel will be at the expense of the Company, and the Company shall reimburse or pay such fees and expenses as they are incurred. Whether or not the Company chooses to defend or prosecute any claim involving a third party, all the parties hereto shall cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials and appeals, as may be reasonably requested in connection therewith.

          (iii)     The Company shall not be liable under this Section 6F for
                                                               ----------
any settlement effected without its consent of any claim, litigation or proceeding by a third party in respect of which indemnity may be sought hereunder (which consent shall not be unreasonably withheld), unless the Company refuses to acknowledge liability for indemnification under this Section 7G
                                                                ----------
and/or declines to defend the Purchaser in such claim, litigation or proceeding.

          6G.  Successors and Assigns. Except as otherwise expressly provided
               ----------------------
herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not; provided that this Agreement may not be assigned (i) by the Purchaser
     -------- ----
without the prior written consent of the Company or (ii) by the Company without the prior written consent of the Purchaser. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Purchaser's benefit as the Purchaser or holder of Stock are also for the benefit of, and enforceable by, any subsequent holder of at least twenty percent (20%) of such Stock. Notwithstanding the foregoing, the rights and obligations of Purchaser under this Agreement and the agreements contemplated hereby may be assigned by Purchaser at any time upon written notice to the Company, in whole or in part, to any Affiliate of the Purchaser, Jonathan J. Ledecky, or any investment fund or company managed by Jonathan J. Ledecky or his Affiliates, or any successor thereto, or to any lender of Purchaser pursuant to a pledge or security agreement.

          6H.  Generally Accepted Accounting Principles. Where any accounting
               ----------------------------------------
determination or calculation is required to be made under this Agreement or the exhibits hereto, such determination or calculation (unless otherwise provided) shall be made in accordance with generally accepted accounting principles, consistently applied, except that, if because of a change in generally accepted accounting principles the Company would have to alter a previously utilized accounting method or policy in order to remain in compliance with generally accepted accounting principles, then such determination or calculation shall continue to be made in accordance with the Company's previous accounting methods and policies. All numbers set forth herein which refer to share prices or numbers or amount will be appropriately adjusted to reflect stock splits, stock dividends, combinations of shares, and other recapitalizations affecting the subject class of stock.

          6I.  Severability. Whenever possible, each provision of this Agreement
               ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          6J.  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          6K.  Descriptive Headings; Interpretation. The descriptive headings of
               ------------------------------------
this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns, pronouns, and verbs shall include the plural and vice versa. The use of the word "including" in this Agreement shall be by way of example rather than by limitation. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. Without limiting the generality of the immediately preceding sentence, no amendment or other modification to any agreement, document, or instrument that requires the consent of any Person pursuant to the terms of this Agreement or any other agreement will be given effect hereunder unless such Person has consented in writing to such amendment or modification. The use of the words "or," "either," and "any" shall not be exclusive.

          6L.  Governing Law. All questions concerning the construction,
               -------------
validity, and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

          6M.  Notices. All notices, demands, or other communications to be
               -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, upon machine-generated acknowledgment of receipt after transmittal by facsimile, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested, and postage prepaid. Such notices, demands, and other communications shall be sent to the Purchaser and to the Company at the address indicated below:

          If to the Company:

               Buyline.net, Inc.
               7016 Terminal Square
               Upper Darby, PA  19082
               Attention:  Lawrence Silverman
               Facsimile:   (610) 734-1263
               Telephone:  (610) 734-1245

          with a copy (which shall not constitute notice) to:

               O'Neill, Bragg & Staffin, P.C.
               531 Plymouth Road, Suite 500
               Plymouth Road, Suite 500
               Plymouth Meeting, PA  19462
               Attention:  Gary L. Bragg, Esq.
               Facsimile:   (610) 941-1060
               Telephone:  (610) 941-5300

          If to Purchaser:

               E2Enet, Inc.
               800 Connecticut Avenue, N.W.
               Suite 1111
               Washington, D.C. 20006
               Attention:  President
               Facsimile:  (202) 261-6020
               Telephone:  (202) 331-9000

          with a copy (which shall not constitute notice) to:

               Hogan & Hartson L.L.P.
               555 Thirteenth Street, N.W.
               Washington, D.C. 20004-1109
               Attention:  Christine M. Pallares, Esq.
               Facsimile:  (202) 637-5910
               Telephone:  (202) 637-5600

          If to any other Purchaser:

               To the Purchaser, together with copies
               to such other parties as any the Purchaser shall specify to the Company in writing.

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          6N.  Rights. Except as set forth in Section 6F, this Agreement shall
               ------                         ----------
not confer any rights or remedies upon any Person, other than the parties hereto and their respective heirs, successors, and permitted assigns.

          6O.  Amendments. Any reference contained herein to any agreement,
               ----------
instrument, or other document shall include any amendments or modifications made to such agreement, instrument, or other document made from time to time in accordance with the terms thereof, and if applicable, hereof.



                     [THIS SPACE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Purchase Agreement on the date first written above.

                              BUYLINE.NET, INC.

                              By: /s/ Lawrence Silverman
                                 ------------------------------------
                              Name: Lawrence Silverman
                                   ----------------------------------
                              Title: CFO
                                    ---------------------------------


                              E2ENET, INC.


                              By: /s/ Steven J. Quamme
                                 ------------------------------------
                              Name: Steven J. Quamme
                                   ----------------------------------
                              Title: CFO
                                    ---------------------------------